UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 26, 2007

SPATIALIGHT, INC. (Exact Name of Registrant as Specified in Its Charter)

New York (State or Other Jurisdiction of Incorporation)

000-19828 (Commission File Number)	16-1363082 (IRS Employer Identification No.)

Five Hamilton Landing Suite 100 Novato, California (Address of Principal Executive Offices)	94949 (Zip Code)

(415) 883-1693 (Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On April 26, 2004, the Company entered into an Equity Credit Agreement (the “Equity Credit Agreement”) with Southridge Partners, LP, Southshore Capital Fund Ltd., Pierce Diversified Strategy Master Fund, LLC, ENA, Enable Opportunity Partners LP, Enable Growth Partners LP, and Iroquois Master Fund Ltd., over a period of eighteen (18) months, (the “Investors”) effective as of April 24, 2007, under which the Company may elect and the Investors are required to purchase from time to time shares of the Company’s Common Stock, $.01 par value per share (the “Common Stock”) having an aggregate market value of $15,400,000. The first $3,700,000 in Common stock sold by the Company pursuant to the Equity Credit Agreement will be priced at 100% of the closing bid price on the date of sale. The balance of the shares of Common Stock may be sold under the Equity Credit Agreement only after approval by the Company’s stockholders, and will be sold at 95% of the closing bid price on the date of sale. No warrants are to be issued pursuant to the Equity Credit Agreement transactions.

In connection with the Equity Credit Agreement, the Company also entered into a Waiver, Rescission and Settlement Agreement effective as of April 24, 2007 (the “Settlement Agreement”) with the Investors under which the Investors released disputed claims under the Securities Purchase Agreement and Registration Rights Agreement dated November 28, 2006 (the “November 2006 Financing”), the Securities Purchase Agreement and Registration Rights Agreement dated February 26, 2007 (the “February 2007 Financing”), and a Waiver dated February 26, 2007 (the “February 2007 Waiver”); returned for cancellation warrants to purchase 4,800,000 shares of Common Stock that were issued in the November 2006 Financing; and entered into an Escrow Agreement pursuant to which the Company will issue to escrow, from time to time, an unspecified number of shares of Common Stock, and the Investors will deliver to escrow 4,002,307 shares of common Stock previously issued pursuant to the November 2006 and February 2007 financings from which shares are to be provided for resale having an aggregate market value of $4,354,387.

All new securities to be issued by the Company under either the Equity Credit Agreement or the Settlement Agreement are registered pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-137100), which was declared effective by the U.S. Securities and Exchange Commission on February 14, 2007.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description

10.1
Equity Credit Agreement dated April 24, 2007 between SpatiaLight, Inc. and Southridge Partners LP, Southshore Capital Fund Ltd., Pierce Diversified Strategy Master Fund, LLC, ENA, Enable Opportunity Partners, LP., Enable Growth Partners LP, and Iroquois Master Fund Ltd.

10.2
Waiver, Rescission and Settlement Agreement dated as of April 24, 2007 between SpatiaLight, Inc. and Southridge Partners LP, Southshore Capital Fund Ltd., Pierce Diversified Strategy Master Fund, LLC, ENA, Enable Opportunity Partners LP., Enable Growth Partners LP, and Iroquois Master Fund Ltd.

10.3
Escrow Agreement dated April 24, 2007 between SpatiaLight, Inc. and Southridge Partners LP, Southshore Capital Fund Ltd., Pierce Diversified Strategy Master Fund, LLC, ENA, Enable Opportunity Partners LP, Enable Growth Partners LP, and Iroquois Master Fund Ltd., with the firm of McLaughlin & Stern as Escrow Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPATIALIGHT, INC. (Registrant)

Date: April 27, 2007	By:	/s/ David F. Hakala
Name: David F. Hakala
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

10.1
Equity Credit Agreement dated April 24, 2007 between SpatiaLight, Inc. and Southridge Partners LP, Southshore Capital Fund Ltd., Pierce Diversified Strategy Master Fund, LLC, ENA, Enable Opportunity Partners, LP., Enable Growth Partners LP, and Iroquois Master Fund Ltd.

10.2
Waiver, Rescission and Settlement Agreement dated as of April 24, 2007 between SpatiaLight, Inc. and Southridge Partners LP, Southshore Capital Fund Ltd., Pierce Diversified Strategy Master Fund, LLC, ENA, Enable Opportunity Partners LP., Enable Growth Partners LP, and Iroquois Master Fund Ltd.

10.3
Escrow Agreement dated April 24, 2007 between SpatiaLight, Inc. and Southridge Partners LP, Southshore Capital Fund Ltd., Pierce Diversified Strategy Master Fund, LLC, ENA, Enable Opportunity Partners LP, Enable Growth Partners LP, and Iroquois Master Fund Ltd., with the firm of McLaughlin & Stern as Escrow Agent.